UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

                                                                   Delaware                                                  1-33146                                             20-4536774
                                                                          (State or other jurisdiction                 (Commission File Number)                            (IRS Employer
                                                                         of incorporation)                                                                                               Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company’s annual meeting of shareholders held on May 19, 2011 are as follows:

Proposal	For	Withheld	Broker non-votes
1. Election of three Class II Directors:
John R. Huff	121,306,076	4,286,647	8,308,002
Lester L. Lyles	123,582,555	2,010,168	8,308,002
Richard J. Slater	124,608,169	984,554	8,308,002

 Under the Company’s Bylaws, each of the directors was elected, having received the vote of a plurality of the shares of common stock cast in person or represented by proxy at the annual meeting.

Proposal	For	Against	Abstentions
2. Ratification of KPMG, LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011	133,691,847	138,846	30,880

Under the Company’s Bylaws, the selection of KPMG, LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

Proposal	For	Against	Abstentions	Broker non-votes
3. Advisory vote on the compensation of our Named Executive Officers as disclosed in the proxy statement	100,115,491	25,425,029	52,203	8,308,002

Under the Company’s Bylaws, the advisory vote was in favor of approval of our executive compensation, that choice having been selected by the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

Proposal	1 year	2 years	3 years	Abstentions	Broker non-votes
4. Advisory vote on the frequency of the advisory vote on the compensation of our Named Executive Officers	101,049,688	97,419	24,399,704	42,912	8,308,002

Under the Company’s Bylaws, the advisory vote on the frequency of the advisory vote on executive compensation  was in favor of one year, with that period having been selected by the  holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

 In light of these voting results, the Company’s board of directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required advisory vote on the frequency of stockholder votes on executive compensation.  The Company is required to hold votes on frequency every six years.  Accordingly, the next advisory vote on executive compensation will be taken at the Company’s Annual Stockholder Meeting in 2012, and every year thereafter until the next advisory vote on the frequency of the advisory vote on executive compensation, which will be taken at the Company’s Annual Stockholder Meeting in 2017.

	For	Against	Abstentions	Broker non-votes
5. A stockholder proposal to amend the Company’s equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and gender identification or expression and to substantially implement the policy	67,906,113	42,241,257	12,445,353	8,308,002

Under the Company’s Bylaws, the stockholder proposal was approved, having been approved by the vote of holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

As of the record date, March 21, 2011, there were 151,358,524 shares of common stock outstanding and entitled to vote at the meeting.  On the meeting date, holders of 133,781,195 shares were present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 24, 2011	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law